SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

| |   Preliminary Proxy Statement             | |  Confidential, for Use of the
                                                   Commission Only (as permitted
|X|   Definitive Proxy Statement                   by Rule 14a-6(e)(2))

| |   Definitive Additional Materials

| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

________________________________________________________________________________

                         TAPISTRON INTERNATIONAL, INC.
               (Name of Registrant as Specified in Its Charter)
________________________________________________________________________________


Payment of Filing Fee (Check the appropriate box):  N/A

  | |  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
  | | $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
  | |  $Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

                                 Common Stock
________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

                                      N/A
________________________________________________________________________________

(5)   Total fee paid:  None
________________________________________________________________________________


      | |   Fee paid previously with preliminary materials.

      | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)92) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
________________________________________________________________________________


      (2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________


      (3)   Filing Party:
________________________________________________________________________________


      (4)   Date Filed:
________________________________________________________________________________

                          TAPISTRON INTERNATIONAL, INC.
                              6203 Alabama Highway
                                 P. O. Box 1067
                             Ringgold, Georgia 30736
________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 January 7, 1998
________________________________________________________________________________

To the Shareholders of Tapistron International, Inc.:

      You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Tapistron International, Inc. (the "Company"), which will be held on January 7, 1998, at 1:00 p.m., local time, at the Northwest Georgia
Trade and Convention Center in Dalton, Georgia 30722, for the following purposes:

      1. To elect two (2) Class III directors to serve a three-year term or until their successors have been duly elected and qualified.

      2. To ratify the selection of Dudley, Hopton-Jones, Sims & Freeman PLLP as the Company's independent auditors for the 1998 fiscal year.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Detailed information relating to the Company's activities and operating performance during the fiscal year ended July 31, 1997 is contained in the Annual Report on Form 10-K of the Company, which is being mailed to you with this Proxy Statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1997 Annual Report, please notify Floyd S. Koegler Jr., Chief Financial Officer, Tapistron International, Inc., 6203 Alabama Highway, P.O. Box 1067, Ringgold, Georgia 30736, (706) 965-9300.

The close of business on November 25, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the 1997 Annual Shareholders' Meeting. The stock transfer books of the Company will not be closed.

                                          By Order of the Board of Directors

                                          /s/ Gary L. Coulter
December 12, 1997                         Secretary

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                          TAPISTRON INTERNATIONAL, INC.
                              6203 Alabama Highway
                                 P. O. Box 1067
                               Ringgold, GA 30736
________________________________________________________________________________
                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                           To Be Held January 7, 1998
________________________________________________________________________________

      This statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "1997 Annual Meeting") of the Company to be held on January 7, 1998 at 1:00 p.m., local time, at the Northwest Georgia Trade & Convention Center, Dalton, Georgia, 30722, and at any adjournment or adjournments thereof.

      The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection.

      It is expected that this Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about December 12, 1997.

      At the 1997 Annual Meeting, the shareholders will vote to elect two (2) Class III directors and to ratify the Board of Directors selection of the Company's independent auditors for the fiscal year 1998. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors and to ratify the Board of Directors' selection of the Company's independent auditors for the fiscal year 1998. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the 1997 Annual Meeting is necessary to constitute a quorum.

      Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors and FOR the ratification of the authority of the Board of Directors selection of the Company's independent auditors for the fiscal year 1998.

      The Board of Directors knows of no other business to be presented at the 1997 Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at P. O. Box 1067, 6203 Alabama Highway, Ringgold, Georgia 30736,
Attention: Floyd S. Koegler Jr., CFO. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the 1997 Annual Meeting and vote in person.

                         OUTSTANDING VOTING SECURITIES

      Only shareholders of record on November 25, 1997, are entitled to notice of and to vote at the 1997 Annual Meeting. On that date there were 34,785,590 shares of common stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the 1997 Annual Meeting or any adjournments of the 1997 Annual Meeting.

                             ELECTION OF DIRECTORS

      The Board of Directors is divided into three classes, each class to be elected for three-year terms. The Board of Directors has nominated two persons to serve as Class III directors to serve until the 2000 Annual Meeting or until their successors are duly elected and qualified. The Board of Directors has not nominated any individual to replace the vacancy of Class II director, as no qualified nominee was available. It is the intention of the Board of Directors that the new Board would, in accordance with the By-laws, seek to fill the one Class II seat as soon as possible, and that seat would again be up for election at the 1998 Annual Meeting regardless of whether they are filled by the new Board of Directors. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors; provided, however, that the proxies may not be voted for more than four nominees to the Board of Directors at the 1997 Annual Meeting. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

      Certain information regarding the persons nominated by the Board of Directors for election as directors is set forth below:

                                  Position(s) with the     Director
Name                         Age         Company             Since
________________________________________________________________________________


CLASS III:  NOMINEES FOR 3 YEAR TERMS EXPIRING AT 2000 ANNUAL MEETING:

Reg  Burnett                 63     Director                  New


Rodney C. Hardeman, Jr.      51     Director                  New

Set forth below is certain biographical information concerning the nominees for directors, current directors and officers of the Company.

      REG BURNETT, founder RBI International Carpet Consultants which was originated in 1967, continues to operate as the president and senior consultant. Mr Burnett was educated at Bradford Textile College, now a division of Leeds University. He is recognized throughout the world as one of the most knowledgeable individuals in the carpet industry. Mr. Burnett has lectured on all aspects of carpet fibers, carpet yarn spinning, and the carpet industry in general at North Carolina State University; Auburn University; Kidder Minster College, England; Intercarpet in Austria; TIFCON in Blackpool, England; The Jananese Carpet Institute; The Australian Carpet Institute; in China and at many other carpet conventions and technical conferences throughout the world.

      RODNEY C. HARDEMAN, Jr. From 1982 to present, Mr. Hardeman has been the President of Roga International - Division of EX-IM Marketing International, Inc. He received his degree in Business from Shorter College, Rome, Georgia. Since 1991, he has served as a member of the Board for Shorter College and is also a board member for Admiral Travel Inc., Atlanta, Georgia. Since 1994 Mr. Hardeman has served as a partner for the Chattanooga firm of Manner Technologies, L.L.C. and Vice-President of Redux and Again, Inc., Rome, Georgia. Mr. Hardeman specializes in International Sales and Marketing.

CLASS I:  DIRECTORS FOR TERM EXPIRING AT 1999 ANNUAL MEETING:

      J. Darwin Poe     52          President, Chief Executive    1995
                                    Officer and Director

      Gary L. Coulter   51          Director                      1996

      J. Darwin Poe came to Tapistron in July 1995 and became President of the Company in February 1996. Mr. Poe is a graduate of Auburn University with a degree in Textile Engineering and an MBA from Brenan University. Mr. Poe who is also on Tapistron's Board of Directors, has spent his entire professional career in the U.S. textile industry. From 1993 to 1995, he served as Technical Director of Prince Street Technologies, and from 1985 to 1993, he was an Account Executive at Amoco Fabrics and Fibers Company. Mr. Poe also served as COO of Desoto Falls, Inc of Dalton, Georgia, and has held various management positions with other industry leaders such as Bibb Company and West Point Pepperell.

      Gary Coulter, Corporate Secretary, is also Chairman of the Board and CEO of Spintek Technologies and a partner of Coulter and Davenport Law Firm. Mr. Coulter's experience includes: President, COO and Director of Private Biological Corporation, a developer of biological products and treatments for cancer, from 1994 to 1996; CEO of Omega International, Inc., developer of natural products for the treatment of AIDS, from 1992 to 1994; and President, COO and Director of Woodruff Investment Co., a developer, manager and financier of real estate investments, from 1986 to 1996. Mr. Coulter received his undergraduate degree from Emory University, has his J.D. degree from the University of Georgia School of Law, and L.L.M. in taxation from New York University School of Law.

CLASS II:  DIRECTORS FOR TERM EXPIRING AT 1998 ANNUAL MEETING:

      Robert Culbreth*  75          Director                     1987

      Kim Amos          40          Director, Vice-President     1996
                                    of Engineering

      *Mr. Robert Culbreth retired during fiscal year ending 7-31-97, Mr. Culbreth had been a director of the Company since June 1987. Prior to retirement he was Secretary-Treasurer of the Skinner Corporation, a West Point, Georgia based furniture sales organization since February 1983. He was a partner with the national accounting firm of Grant Thorton in Atlanta, Georgia from 1972 until he joined the Skinner Corporation.

      Kim Amos started his professional career in 1983 with SWT - Cobble Division, a leading manufacturer of tufting machinery and peripheral tufting equipment. While at Cobble he initially served in electrical engineering, where he supported manufacturing, customer service, and special projects. In later years he focused on introducing new technologies into the industry, which lead to major tufting machine enhancements. In February 1990 Kim was contacted by the Company to help develop the Computerized Yarn Placement (CYP) Machine and was instrumental in that effort. He officially joined the Company in July, 1990. Kim now serves as Vice-President of Operations and has been a Director since February 1996

OTHER OFFICERS:

      Floyd S. Koegler, Jr.     54    Vice-President, Chief Financial Officer

      Floyd S. Koegler Jr. has served as a Vice-President and CFO of Tapistron since September 1996. He is a certified public accountant with an MBA from Brenan University in Gainsville, Georgia. He has an extensive background in corporate finance, which includes auditing and financial information analysis for Aladdin Mills from 1994 until joining Tapistron. From 1990 to 1994, Mr. Koegler held controller positions at a Crown America/Texture-Tex, Inc. and Citizens Federal Savings and Loan. In addition, he served as CFO of the fiber spinning operations of Integrated Products, Inc. in Rome, Georgia and he was a cost analyst for dyes and chemicals for American Emulsions and Coronet Industries.

      There are no arrangements or understandings known to the Company between any of the Directors or executive officers of the Company and any other person, pursuant to which any of such persons was or is to be selected as Director or an executive officer. There are no family relationships between any Director or executive officer of the Company.

      Directors hold office until the expiration of their respective terms or until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. During the fiscal year ended July 31, 1997, the Company's Board of Directors held 15 meetings. No director attended fewer than 75% of the meetings of the Board of Directors.

      The Company has no standing audit, nominating or compensation committees of the Board of Directors.

                 Executive Compensation and Other Information

Cash Compensation
-----------------

      The following table shows the aggregate cash compensation paid during the fiscal year ended July 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer. No other executive officers of the Company received cash compensation in excess of $100,000 in fiscal 1997.

                                      Summary Compensation Table
                                      --------------------------

                                                                              Long Term
                                              Annual Compensation            Compensation
                                   --------------------------------------    ------------        Potential
                          Fiscal                          Other Annual    Securities Underlying  Realizable
Name and Position          Year    Salary ($)  Bonus ($) Compensation ($)    Options/SAR (#)      Value
-----------------         ------   ----------  --------- ---------------- ---------------------  ----------
J. Darwin Poe, Director    1997    $101,238       -0-         -0-                 -0-              -0-
President and Chief        1996      58,077       -0-         -0-                 -0-              -0-
Executive Officer (1)      1995       1,923       -0-         -0-                 -0-              -0-

_______________

(1)   Mr. Poe joined the Company in July 1995.

The Board's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and enable the Company to attract and retain qualified executives. Target levels of overall executive compensation are intended to be consistent with those of others in the Company's industry, but are increasingly being weighted toward corporate performance in accordance with the Company's long-term strategic plan.

      The Company's executive officer compensation program is comprised of base salary, cash incentive bonus compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical plans generally available to all employees of the Company.

      Base Salary. Base salary levels for the Company's executive officers together with option grants and benefits are intended to be competitively set relative to companies of comparable size and stage of development within the high-technology industries in the Company's geographic area and industry. In determining base salaries the Board also takes into account individual experience and performance as well as specific issues relating to the Company.

      Incentive Bonus Compensation. The Board of Directors may periodically award bonuses to executives in order to provide a direct financial incentive, in the form of a cash bonus, to executives to achieve individual and Company objectives. The amount of the bonus is determined based upon the Board's evaluation of each executive's performance. No cash bonuses were awarded during the year ended July 31, 1997.

      Directors' Compensation. Directors receive no cash compensation for serving on the Board.

Performance Graph
-----------------

      The following graph compares the percentage change in the Company's cumulative total shareholder return with returns based on the Nasdaq Stock Market (U.S. companies) Index and a peer group index, consisting of companies reporting under the Standard Industrial Classification Code 355 (Special Industry Machinery, Except Metalworking Machinery).


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                              Perfomance Graph for
                         Tapistron International, Inc.

                     VALUE OF $100 INVESTED ON July 31,1992

                       [ID:  Graphic -- Performance Graph]


Value at July 31,                    1992    1993    1994    1995    1996     1997
-----------------                    ----    ----    ----    ----    ----     ----
Tapistron International, Inc.       $100.0  $124.4  $ 48.9  $ 24.4  $  3.3  $   3.3
Nasdaq Stock Market (US Companies)  $100.0  $121.6  $125.1  $175.7  $191.4  $ 282.5
NASDAQ Stocks (SIC 3550-3559 US     $100.0  $242.2  $313.9  $733.4  $382.3  $1041.8
  Companies) Special Industry
  Machinery, Except Metalworking
  Machinery


Notes:
  A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
  B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the prededing trading day is used.
  D.  The index level for all series was set to $100.0 on 07/31/92.

      The following table sets forth certain information with respect to all persons, or group of persons known by the Company to own beneficially more than five percent of the Common Stock of the Company, and as to the beneficial ownership thereof for the executive officers and directors of the Company, individually and as a group, all as of November 25, 1997:

          Name and Address                   Shares             Percentage
       of Beneficial Owner (a)         Beneficially Owned        Ownership
       -----------------------         ------------------        ---------

J. Darwin Poe (b)....................      1,681,437               4.8%
Gary L. Coulter (c)..................      1,577,887               4.5%
Reg Burnett..........................      1,333,500               3.8%
Kim Amos (d).........................         20,166               0.1%
Floyd S.Koegler Jr.                            -0-                 -0-
Rodney C. Hardeman, Jr.                        -0-                 -0-
All Directors and Executive Officers
as a Group (Six persons).............      4,612,900              13.37%
_____________

(a) No addresses are shown because no beneficial owners have five percent or more of the class of security shown.

(b) J. Darwin Poe - Holding 500,000 shares as trustee for the benefit of certain Tapistron employees.

(c) Gary L. Coulter - Holding 500,000 shares as trustee for the benefit of certain Tapistron employees.

(d)   Mr. Amos directly owns 2,866 shares and his spouse owns 17,300.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the three years ended July 31, 1996, the Company borrowed various amounts from Lanier Davenport, a shareholder and a former director of the Company and his family members, who are also shareholders. The shareholder was a director during the year ended July 31, 1996. As of July 31, 1997, the Company was indebted to this shareholder in the amount of $613,894.

During the year ended July 31, 1996, the Company expensed $219,000 in consulting, legal, and administrative fees owed to Cliff Davenport a shareholder. The Company was also indebted to this shareholder's law firm for $174,000 for legal fees in association with the reorganization.

      During the year ended July 31, 1994, the Company contracted with an engineering consulting firm, whose Chief Executive Officer and President was Allan Stephan a former director of the Company, to develop a new model of the CYP machine. During the years ended July 31, 1994, 1995, and 1996, the Company incurred approximately $2,733,000, $2,643,000 and $0, respectively, in fees to this firm.

      During the year ended July 31, 1996, consulting fees of $50,000 were paid to a capital company whose Chairman was Norman Hoskin a former director of the Company. Also during the year ended July 31, 1996, $50,000 was borrowed from this capital company.

      During the year ended July 31, 1996, the Company borrowed approximately $16,000 from Darwin Poe an officer of the Company. The amount was also paid back to the officer during the year.

      During the year ended July 31, 1996, 200,000 shares of the Company's common stock were issued to Norman Hoskin and Richard Iamunno two former directors in consideration for services rendered to the Company.

      During the year ended July 31, 1997, there were no related party transactions.

      All transactions involving related parties must be approved by a majority of the disinterested members of the Company's Board of Directors. The Company has, and expects to have, transactions in the ordinary course of its business with Directors and Executive Officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such Directors or Executive officers have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties.

            RATIFICATION OF SELECTION OF 1998 INDEPENDENT AUDITORS

      The Board of Directors has selected the Company's independent auditors for the year 1998, subject to approval by the shareholders not later than the date of the 1997 Annual Meeting. Dudley, Hopton-Jones, Sims & Freeman, PLLP, served as independent auditors of the Company for the year ended July 31, 1997. Representatives of the firm will be present at the 1997 Annual Meeting, have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to ratify the selection of the Company's independent auditors for the year 1998.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 1998.

           COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year end July 31, 1997, the Reporting Persons have complied with all applicable
Section 16(a) filing requirements, with the following noted exceptions, designating the Form with respect to which there was noncompliance.

            Name              Position                     Exceptions
            ----              --------                     ----------

      J. Darwin Poe           CEO, President, Director     One Form 4 filed late

      Gary L. Coulter         Secretary, Director          Filed Form 3 late

      Kim Amos                Vice President, Director     One Form 4 filed late

      Floyd S. Koegler, Jr.   Vice President, CFO          Filed Form 3 late

                SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

      Shareholders' proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company no later than September 1, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

      Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the 1997 Annual Meeting, the Company, without charge, will provide a complete copy of its Annual Report on Form 10-K for the year ended July 31, 1997, as filed with the Securities and Exchange Commission. Requests should be directed to Floyd S. Koegler Jr., CFO, Tapistron International, Inc., 6203 Alabama Highway, P. O. Box 1067, Ringgold, Georgia 30736, which is the address of the Company's principal executive offices.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Gary L. Coulter
                                    Secretary

Ringgold, Georgia
December 12, 1997

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 7, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          TAPISTRON INTERNATIONAL, INC.
                              6203 Alabama Highway
                                 P. O. Box 1067
                             Ringgold, Georgia 30736

      The undersigned shareholder hereby appoints J. Darwin Poe and Gary L. Coulter, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tapistron International, Inc., held of record by the undersigned on November 25, 1997, at the Annual Meeting of Shareholders to be held January 7, 1998, or any adjournment thereof.

      The Board of Directors recommends a vote FOR (1) and (2).

(1)   ELECTION OF DIRECTORS.

Nominees to serve a three-year term expiring in 2000:
      Reg Burnett
      Rodney C. Hardeman, Jr.

 | |  FOR all nominees (except names         | |  WITHHOLD AUTHORITY to vote
      marked to the contrary above).              for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee strike nominee's name in the list above).
________________________________________________________________________________

(2) RATIFY THE SELECTION OF DUDLEY, HOPTON-JONES, SIMS & FREEMAN, PLLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998.

            FOR  | |              AGAINST  | |             ABSTAIN  | |
________________________________________________________________________________

(3) AT THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:  _______________________, 199__    ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature if held jointly

                                  ANNUAL REPORT

                          TAPISTRON INTERNATIONAL, INC.
                                 P. O. Box 1067
                              6203 Alabama Highway
                             Ringgold, Georgia 30736
                        (706) 965-9300 Fax (706) 965-9310

      The annual report of the Company to the Securities and Exchange Commission on Form 10-K is being distributed to the shareholders as the annual report of the Company to accompany the Company's proxy statement for the annual shareholders meeting.